Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note N: Commitments and Contingencies

Legal and Administrative Proceedings. The Corporation is engaged in certain legal and administrative proceedings incidental to its normal business activities. In the opinion of management and counsel, based upon currently-available facts, it is remote that the ultimate outcome of any litigation and other proceedings, including those pertaining to environmental matters (see Note A), relating to the Corporation and its subsidiaries, will have a material adverse effect on the overall results of the Corporation’s operations, its cash flows or its financial position.

Asset Retirement Obligations. The Corporation incurs reclamation and teardown costs as part of its mining and production processes. Estimated future obligations are discounted to their present value and accreted to their projected future obligations via charges to operating expenses. Additionally, the fixed assets recorded concurrently with the liabilities are depreciated over the period until retirement activities are expected to occur. Total accretion and depreciation expenses for 2015, 2014 and 2013 were $6,767,000, $4,584,000 and $3,793,000, respectively, and are included in other operating income and expenses, net, in the consolidated statements of earnings.

The following shows the changes in the asset retirement obligations:

years ended December 31:

(add 000)	2015	2014
Balance at beginning of year	$70,422	$48,727
Accretion expense	3,336	2,818
Liabilities incurred and assumed in business combinations	14,735	20,984
Liabilities settled	(4,490)	(2,061)
Revisions in estimated cash flows	5,601	(46)
Balance at end of year	$89,604	$70,422

Other Environmental Matters. The Corporation’s operations are subject to and affected by federal, state and local laws and regulations relating to the environment, health and safety and other regulatory matters. Certain of the Corporation’s operations may, from time to time, involve the use of substances that are classified as toxic or hazardous within the meaning of these laws and regulations. Environmental operating permits are, or may be, required for certain of the Corporation’s operations, and such permits are subject to modification, renewal and revocation. The Corporation regularly monitors and reviews its operations, procedures and policies for compliance with these laws and regulations. Despite these compliance efforts, risk of environmental remediation liability is inherent in the operation of the Corporation’s businesses, as it is with other companies engaged in similar businesses. The Corporation has no material provisions for environmental remediation liabilities and does not believe such liabilities will have a material adverse effect on the Corporation in the future.

The United States Environmental Protection Agency (“EPA”) includes the lime industry as a national enforcement priority under the federal Clean Air Act (“CAA”). As part of the industry-wide effort, the EPA issued Notices of Violation/Findings of Violation (“NOVs”) to the Corporation in 2010 and 2011 regarding its compliance with the CAA New Source Review (“NSR”) program at its Magnesia Specialties dolomitic lime manufacturing plant in Woodville, Ohio. The Corporation has been providing information to the EPA in response to these NOVs and has had several meetings with the EPA. The Corporation believes it is in substantial compliance with the NSR program. At this time, the Corporation cannot reasonably estimate what likely penalties or upgrades to equipment might ultimately be required. The Corporation believes that any costs related to any required upgrades to capital equipment will be spread over time and will not have a material adverse effect on the Corporation’s results of operations or its financial condition, but can give no assurance that the ultimate resolution of this matter will not have a material adverse effect on the financial condition or results of operations of the Magnesia Specialties segment.

Insurance Reserves. The Corporation has insurance coverage with large deductibles for workers’ compensation, automobile liability, marine liability and general liability claims. The Corporation is also self-insured for health claims. At December 31, 2015 and 2014, reserves of $45,911,000 and $42,552,000, respectively, were recorded for all such insurance claims. The Corporation carries various risk deductible workers’ compensation policies related to its workers’ compensation liabilities. The Corporation records the workers’ compensation reserves based on an actuarial-determined analysis. This analysis calculates development factors, which are applied to total reserves within the workers’ compensation program. While the Corporation believes the assumptions used to calculate these liabilities are appropriate, significant differences in actual experience and/or significant changes in these assumptions may materially affect workers’ compensation costs.

Letters of Credit. In the normal course of business, the Corporation provides certain third parties with standby letter of credit agreements guaranteeing its payment for certain insurance claims, utilities and property improvements. At December 31, 2015, the Corporation was contingently liable for $46,263,000 in letters of credit, of which $2,507,000 were issued under the Corporation’s Revolving Facility. Certain of these underlying obligations are accrued on the Corporation’s consolidated balance sheet.

Surety Bonds. In the normal course of business, at December 31, 2015, the Corporation was contingently liable for $326,516,000 in surety bonds required by certain states and municipalities and their related agencies. The bonds are principally for certain insurance claims, construction contracts, reclamation obligations and mining permits guaranteeing the Corporation’s own performance. Certain of these underlying obligations, including those for asset retirement requirements and insurance claims, are accrued on the Corporation’s consolidated balance sheet. Five of these bonds total $88,887,000, or 27% of all outstanding surety bonds. The Corporation has indemnified the underwriting insurance company, Safeco Corporation, a subsidiary of Liberty Mutual Group, against any exposure under the surety bonds. In the Corporation’s past experience, no material claims have been made against these financial instruments.

Borrowing Arrangements with Affiliate. The Corporation is a co-borrower with an unconsolidated affiliate for a $25,000,000 revolving line of credit agreement with BB&T. The line of credit expires in February 2018. The affiliate has agreed to reimburse and indemnify the Corporation for any payments and expenses the Corporation may incur from this agreement. The Corporation holds a lien on the affiliate’s membership interest in a joint venture as collateral for payment under the revolving line of credit.

In 2013, the Corporation loaned $3,402,000 to this unconsolidated affiliate to repay in full the outstanding balance of the affiliate’s loan with Bank of America, N.A. and entered into a loan agreement with the affiliate for monthly repayment of principal and interest of that loan.  In 2015, the loan was repaid in full.

In 2014, the Corporation loaned the unconsolidated affiliate a total of $6,000,000 as an interest-only note due December 29, 2016.

Purchase Commitments. The Corporation had purchase commitments for property, plant and equipment of $70,431,000 as of December 31, 2015. The Corporation also had other purchase obligations related to energy and service contracts of $95,389,000 as of December 31, 2015. The Corporation’s contractual purchase commitments as of December 31, 2015 are as follows:

(add 000)

2016	$155,525
2017	6,457
2018	1,361
2019	451
2020	451
Thereafter	1,575
Total	$165,820

Capital expenditures in 2015, 2014 and 2013 that were purchase commitments as of the prior year end were $116,681,000, $34,135,000 and $15,839,000, respectively.

Employees. Approximately 10% of the Corporation’s employees are represented by a labor union. All such employees are hourly employees. The Corporation maintains collective bargaining agreements relating to the union employees within the Aggregates business and Magnesia Specialties segment. Of the Magnesia Specialties segment, located in Manistee, Michigan and Woodville, Ohio, 100% of its hourly employees are represented by labor unions. The Manistee collective bargaining agreement expires in August 2019. The Woodville collective bargaining agreement expires in May 2018.